SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  TEKGRAF, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                 58-2326488
(State of incorporation or organization)    (I.R.S. employee identification no.)

2979 Pacific Drive, Suite B, Norcross, Georgia                             30071
(Address of principal executive offices)                              (zip code)

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box |_|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box |X|

Securities Act registration statement file number to which this form relates 333-33449

     Securities to be registered pursuant to Section 12(b) of the Act: None

        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                Class A Warrants
                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to be Registered.

          The information called for by this Item 1 is incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 333-33449) filed with the Securities and Exchange Commission.

Item 2.   Exhibits

          1.   Specimen Common Stock Certificate.

          2.   Specimen Class A Warrant Certificate.

          3.   Form of Warrant Agreement.*

          4.   (a)  Certificate of Incorporation of the Registrant.*

               (b)  By-Laws of the Registrant.*

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*    Filed as an exhibit to the Registrant's  Registration Statement on Form S-1
     (File No. 333-33449).


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

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  October 15, 1997                             TEKGRAF,  INC.

                                                By: /s/ Phillip C. Aginsky
                                                   ----------------------------
                                                    Phillip C. Aginsky
                                                    Chief Executive Officer


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